SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 27, 2004

                            FORRESTER RESEARCH, INC.
                 (Exact Name of Registrant Specified in Charter)

          Delaware                 000-21433                  04-2797789
 (State or Other Jurisdiction     (Commission              (I.R.S. Employer
      of Incorporation)           File Number)             Identification No.)


400 Technology Square, Cambridge, Massachusetts             02139
(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code: (617) 613-6000


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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                        Exhibit Index appears on Page 4
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K "Results of Operations and Financial Condition". This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     On October 27, 2004, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004, the full text of which is attached hereto as Exhibit 99.1.

     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester's ongoing business. Our pro forma presentation excludes the following:

     Amortization of acquisition-related intangibles - we exclude the non-cash effect of the amortization of acquisition-related intangibles from our pro forma results in order to more consistently present our ongoing results of operations.

     Impairments of non-marketable securities - we have consistently excluded both one-time gains and one-time write-offs related to our investments in non-marketable securities from our pro forma results in order to keep quarter over quarter comparisons consistent.

     Reorganization costs - we exclude reorganization costs in order to present a consistent basis for quarterly comparisons and to more consistently present our results of operations.

     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in the Forrester's financial statements and filings with the Securities and Exchange Commission.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FORRESTER RESEARCH, INC.


                                         By: /s/ WARREN HADLEY
                                             -----------------
                                         Name:  Warren Hadley
                                         Title: Treasurer and Chief Financial
                                                Officer


Dated: October 27, 2004




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                                  Exhibit Index




     Exhibit             Description                                       Page
     -------             -----------                                       ----

     99.1                Press Release dated October 27, 2004.               5




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